                          VAN KAMPEN SENIOR LOAN FUND
                   SUPPLEMENT DATED SEPTEMBER 22, 2005 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 18, 2005,
        AS PREVIOUSLY SUPPLEMENTED ON MARCH 11, 2005 AND AUGUST 19, 2005


     The Statement of Additional Information is hereby supplemented as follows:

     1) Effective September 22, 2005, Mitchell M. Merin has resigned as President of the Fund and all references to him in the Statement of Additional Information are hereby deleted.

     2) Effective September 22, 2005, Ronald E. Robison is hereby named President of the Fund.

     3) Effective September 22, 2005, Richard F. Powers III has resigned as Trustee of the Fund and all references to him in the Statement of Additional Information are hereby deleted.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                  SLFSAISPT 9/05